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                                                                   EXHIBIT 10.20

                                MEDIBUY.COM, INC.

                   AMENDED AND RESTATED STOCKHOLDER AGREEMENT

        THIS AMENDED AND RESTATED STOCKHOLDER AGREEMENT (this "Agreement") is made and entered into as of January 7, 2000, by and among MEDIBUY.COM, INC., a Delaware corporation (the "Company"), each of the persons and entities listed on EXHIBIT A hereto (the "Investors") and the stockholders listed on EXHIBIT B hereto (each referred to herein as a "Founder" and collectively as the "Founders").

        WHEREAS, the Company previously entered into a Stockholder Agreement dated as of June 11, 1999 with certain of its stockholders and subsequently amended the Prior Agreement in connection with the issuance and sale of shares of its Series E Preferred Stock as of December 30, 1999 (collectively, the "Prior Agreement");

        WHEREAS, the parties desire to further amend the Prior Agreement and enter into this Agreement in connection with the issuance of additional shares of its Series E Preferred Stock.

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Founders and the Investors who are parties to the Prior Agreement hereby agree that the Prior Agreement shall be superceded and replaced in its entirety by this Agreement, and the parties hereto further agree as follows:

1.      DEFINITIONS.

        1.1 "Founder Stock" shall mean common stock of the Company ("Common Stock") now owned or subsequently acquired by the Founders by gift, purchase, dividend, option exercise or any other means whether or not such securities are only registered in a Founder's name or beneficially or legally owned by such Founder, including any interest of a spouse in any of the Founder Stock, whether that interest is asserted pursuant to marital property laws or otherwise. The number of shares of Founder Stock owned by the Founders as of the date hereof are set forth on EXHIBIT B, which Exhibit may be amended from time to time by the Company to reflect changes in the number of shares owned by the Founders, but the failure to so amend shall have no effect on such Founder Stock being subject to this Agreement.

        1.2 "Investor Stock" shall mean Common Shares now owned or subsequently acquired by the Investors whether or not such securities are only registered in an Investor's name or the name of a beneficiary or otherwise legally owned by such Investor.

        1.3 "Common Shares" shall mean the Company's Common Stock and shares of Common Stock issued or issuable upon conversion of the Company's outstanding shares of Preferred Stock ("Preferred Stock") or exercise of any option, warrant or other security or right of any kind convertible into or exchangeable for Common Stock.


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        1.4 "Transfer" shall mean any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, including, but not limited to, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, of any of the Founder Stock.

        1.5 "Stockholder" shall mean each holder of Founder's Stock and/or Investor Stock.

        1.6 "Shares" shall mean shares of voting capital stock of the Company.

2.      TRANSFERS BY A FOUNDER.

        2.1 NOTICE OF TRANSFER. If a Founder proposes to Transfer any shares of Founder Stock then the Founder shall promptly give written notice (the "Notice of Transfer") simultaneously to each of the Investors and the Company at least sixty (60) days prior to the closing of such Transfer. The Notice of Transfer shall describe in reasonable detail the proposed Transfer including, without limitation, the number of shares of Founder Stock to be transferred, the nature of such Transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee. In the event that the Transfer is being made pursuant to the provisions of Section 3.1, the Founder shall only be required to give Notice of Transfer to the Company, and the Notice of Transfer shall state under which section the Transfer is being made.

        2.2 INVESTOR RIGHT OF FIRST REFUSAL.

               (a) Each Investor shall have the right, exercisable upon written notice to the Founder (the "Investor Notice") within twenty (20) days after the receipt of the Notice of Transfer, to purchase its pro rata share of the Founder Stock subject to the Notice of Transfer and on the same terms and conditions as set forth therein. The Investors who so exercise their rights (the "Participating Investors") shall effect the purchase of the Founder Stock, including payment of the purchase price, not more then ten (10) days after delivery of the Investor Notice (the "Right of First Refusal Period"), and at such time the Founder shall deliver to the Investors the certificate(s) representing the Founder Stock to be purchased by the Participating Investors, each certificate to be properly endorsed for transfer.

               (b) Each Participating Investor's pro rata share shall be equal to the product obtained by multiplying (x) the aggregate number of shares of Founder Stock covered by the Notice of Transfer and (y) a fraction, the numerator of which is the number of Common Shares owned by the Participating Investor at the time of the Transfer and the denominator of which is the total number of Common Shares owned by all of the Participating Investors at the time of the Transfer.

               (c) Notwithstanding any other provision of this Agreement, the selling Founder shall be under no obligation to sell shares as described in this
Section 2.2 unless the aggregate number of shares of Founder Stock purchased by the Participating Investors as a result of the exercise of rights pursuant to this Section 2.2 shall constitute all of the Founder Stock described in the Notice of Transfer issued by the selling Founder pursuant to Section 2.1.

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        2.3    RIGHT OF CO-SALE.

               (a) In the event the Investors fail to exercise their rights to purchase all of the Founder Stock subject to Section 2.2 hereof, following expiration of the rights of purchase set forth in Section 2.2, then the Founder shall deliver within five (5) days of the expiration of the Right of First Refusal Period to the Company and each Investor written notice (the "Co-Sale Notice") that each Investor shall have the right, exercisable upon written notice to such Founder within fifteen (15) days after receipt of the Co-Sale Notice, to participate in such Transfer of Founder Stock on the same terms and conditions. The Investors' written notice of election to participate shall indicate the number of shares of Investor Stock such Investor wishes to sell under his or her right to participate. To the extent one or more of the Investors exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Founder Stock that such Founder may sell in the transaction shall be correspondingly reduced.

               (b) Each Investor may sell all or any part of that number of shares equal to the product obtained by multiplying (i) the aggregate number of shares of Founder Stock covered by the Co-Sale Notice by (ii) a fraction the numerator of which is the number of Common Shares owned by such Investor at the time of the Transfer and the denominator of which is the total number of Common Shares owned by such Founder and all of the Co-Sale Participants (defined below) who elect to sell Investor Shares in the Transfer pursuant to the co-sale right under this Section 2.3.

               (c) Each Investor who elects to participate in the Transfer pursuant to this Section 2.3 (a "Co-Sale Participant") shall effect its participation in the Transfer by promptly delivering to such Founder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent:

                      (i) the type and number of shares of Common Stock which such Co-Sale Participant elects to sell; or

                      (ii) that number of shares of Preferred Stock which is at such timeconvertible into the number of shares of Common Stock which such Co-Sale Participant elects to sell; provided, however, that if the prospective purchaser objects to the delivery of Preferred Stock in lieu of Common Stock, such Participant shall convert such Preferred Stock into Common Stock and deliver Common Stock as provided in Section 2.3(c)(i) above. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the prospective purchaser.

               (d) The stock certificate or certificates that the Co-Sale Participant delivers to such Founder pursuant to Section 2.3(c) shall be transferred to the prospective purchaser in consummation of the sale of the Common Shares pursuant to the terms and conditions specified in the Co-Sale Notice, and the Founder shall concurrently therewith remit to such Co-Sale Participant that portion of the sale proceeds to which such Co-Sale Participant is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Co-Sale Participant exercising its rights of co-sale hereunder, such Founder shall not sell

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to such prospective purchaser or purchasers any Founder Stock unless and until, simultaneously with such sale, such Founder shall purchase such shares or other securities from such Co-Sale Participant on the same terms and conditions specified in the Co-Sale Notice.

               (e) The exercise or non-exercise of the rights of the Investors hereunder to participate in one or more Transfers of Founder Stock made by such Founder shall not adversely affect their rights to participate in subsequent Transfers of Founder Stock subject to Section 2.1.

               (f) If none of the Investors elects to participate in the co-sale of the Founder Stock subject to the Co-Sale Notice, such Founder may, not later than ninety (90) days following delivery to the Company of the Co-Sale Notice, enter into an agreement providing for the closing of the Transfer of the Founder Stock covered by the Co-Sale Notice within thirty (30) days of such agreement at the price and on terms and conditions not materially more favorable to the transferor than those described in the Co-Sale Notice. Any proposed Transfer on terms and conditions materially more favorable than those described in the Co-Sale Notice, as well as any subsequent proposed Transfer of any of the Founder Stock by a Founder, shall again be subject to the first refusal and co-sale rights of the Investors and shall require compliance by a Founder with the procedures described in this Section 2.

3.      EXEMPT TRANSFERS.

        3.1 Notwithstanding the foregoing, the first refusal rights of the Investors set forth in Section 2.2 and co-sale rights of the Investors set forth in Section 2.3 shall not apply to (i) any transfer or transfers by a Founder which in the aggregate, over the term of this Agreement, amount to no more than
 .05% of the outstanding capital stock, (ii) any transfer without consideration therefor to the ancestors, descendants or spouse or to trusts for the benefit of such persons or the Founder, (iii) any transfer or transfers by a Founder to another Founder (the "Transferee-Founder") so long as the Transferee-Founder is, at the time of the transfer, employed by or acting as a consultant or director of the Company, (iv) any pledge of Founder Stock made pursuant to a bona fide loan transaction that creates a mere security interest, (v) any bona fide gift, or (vi) any transfer or transfers in connection with that certain letter agreement dated June 11, 1999, among Richard Propper, the Company, Oak Investment Partners and Sequoia Capital; provided that in the event of any transfer made pursuant to one of the exemptions provided by clauses (ii), (iii),
(iv) and (v), (A) the Founder shall inform the Investors of such pledge, transfer or gift prior to effecting it and (B) the pledgee, transferee or donee shall furnish the Investors with a written agreement to be bound by and comply with all provisions of Section 2. Except with respect to Founder Stock transferred under clauses (i) and (vi) above (which Founder Stock shall no longer be subject to the right of first refusal and co-sale rights of the Investors), such transferred Founder Stock shall remain "Founder Stock" hereunder, and such pledgee, transferee or donee shall be treated as the "Founder" for purposes of this Agreement.

        3.2 Notwithstanding the foregoing, the provisions of Section 2 shall not apply to the sale of any Founder Stock pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

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        3.3 This Agreement is subject to and shall in no manner limit the right which the Company may have to repurchase securities from the Founder pursuant to a stock restriction agreement or other agreement between the Company and the Founder.

4.      PROHIBITED TRANSFERS.

        4.1 In the event that a Founder should Transfer any Founder Stock in contravention of the co-sale rights of each Investor under this Agreement (a "Prohibited Transfer"), each Investor, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below, and such Founder shall be bound by the applicable provisions of such option.

        4.2 In the event of a Prohibited Transfer, each Investor shall have the right to sell to such Founder the type and number of Common Shares equal to the number of shares each Investor would have been entitled to transfer to the purchaser under Section 2.3 hereof had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

               (a) The price per share at which the shares are to be sold to the Founder shall be equal to the price per share paid by the purchaser to such Founder in such Prohibited Transfer. The Founder shall also reimburse each Investor for any and all fees and expenses, including reasonable legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Investor's rights under Section 2.3.

               (b) Within sixty (60) days after the date on which an Investor received notice of the Prohibited Transfer or otherwise became aware of the Prohibited Transfer, such Investor shall, if exercising the option created hereby, deliver to the Founder the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

               (c) Such Founder shall, upon receipt of the certificate or certificates for the shares to be sold by an Investor, pursuant to this Section 4.2, pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in Section 4.2(a), in cash or by other means acceptable to the Investor.

               (d) Notwithstanding the foregoing, any attempt by a Founder to transfer Founder Stock in violation of Section 2.2 or 2.3 hereof shall be voidable at the option of Investors holding at least 66 2/3% in interest of the Common Shares held by Investors and with regard to the co-sale right only, if the Investors do not elect to exercise the put option set forth in this Section
4. The Company agrees it will not effect any transfer of Founder Stock nor will it treat any alleged transferee as the holder of such shares without (and it will instruct its transfer agent and registrar not to transfer any shares of Founder Stock without notification by the Company of its receipt of) the written consent of Investors holding at least 66 2/3% in interest of the Common Shares held by Investors.

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5.      ADDITIONAL TRANSFER LIMITATIONS.

        5.1 LEGEND. Each certificate representing shares of Founder Stock now or hereafter owned by the Founder or issued to any person in connection with a transfer pursuant to Section 3.1 hereof shall be endorsed with the following legend:

               "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT BY AND BETWEEN THE STOCKHOLDER, THE COMPANY AND CERTAIN HOLDERS OF STOCK OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY."

        5.2 STOP TRANSFER. The Founders agree that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 5.1 above to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed upon termination of this Agreement.

6.      MISCELLANEOUS.

        6.1 CONDITIONS TO EXERCISE OF RIGHTS. Exercise of the Investors' rights under this Agreement shall be subject to and conditioned upon, and the Founders and the Company shall use their best efforts to assist each Investor in, compliance with applicable laws.

        6.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

        6.3 AMENDMENT. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), subject to the termination provisions of Section 6.5(c), only by the written consent of (i) as to the Company, by the Company, (ii) as to the Investors, by Investors holding at least 66 2/3% in interest of the Common Shares held by the Investors and their assignees, pursuant to Section 6.4 hereof; provided, however, that so long as Investors who hold Series B Preferred Stock hold shares of Series B Preferred Stock convertible into at least 900,000 Common Shares (on a fully diluted basis and as adjusted for stock splits, share combinations, stock distributions and stock dividends), the written consent of Investors holding at least a majority in interest of such Series B Preferred Stock shall also be required if any such amendment or waiver would affect their rights as Series B Preferred Stockholders in a manner different than the effect of such amendment or waiver on other Investors' rights generally, and (iii) as to the Founders, only by each of the Founders; provided, that no consent of any Founder shall be necessary for any amendment and/or restatement which includes additional holders of Preferred Stock or other preferred stock of the Company as "Investors" and parties hereto. Any amendment or waiver effected in accordance with clauses (i), (ii) and (iii) of this Section 6.3 shall be binding upon each Investor, its successors and assigns, the Company and the Founders.

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        6.4 ASSIGNMENT OF RIGHTS. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

        6.5 TERM. This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which date it shall terminate in its entirety:

               (a) the date of the closing of a firmly underwritten public offering of the Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission (the "SEC"), and declared effective under the Securities Act, provided that (i) the per share price is at least $25.00 (as adjusted for stock splits, dividends, recapitalizations and the like) and (ii) the gross cash proceeds to the Company (before underwriting discounts, commissions and fees) are at least $40,000,000 (a "Qualified Public Offering");

               (b) the date of the closing of a sale, lease or other disposition of all or substantially all of the Company's assets or the Company's merger into or consolidation with any other corporation or other entity, or any other corporate reorganization, in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation or other entity surviving such transaction, provided that this Section 6.5(b) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company; or

               (c) the date as of which the parties hereto terminate this Agreement by written consent of Investors holding at least 66 2/3% in interest of the Common Shares held by Investors and a majority in interest of the Founders; provided, however, that for so long as Investors who hold Series B Preferred Stock hold shares of Series B Preferred Stock convertible into at least 900,000 Common Shares (on a fully diluted basis and as adjusted for stock splits, combinations, stock dividends and stock distributions), the provisions of Section 6.13(c) shall not be terminated without the written consent of the Investors holding at least a majority in interest of such Series B Preferred Stock.

        6.6 OWNERSHIP. The Founders represent and warrant that each is the sole legal and beneficial owner of those shares of Founder Stock he or she currently holds subject to this Agreement and that no other person has any interest (other than a community property interest) in such shares.

        6.7 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day,
(iii) five (5) days (or with respect to notice to any party whose address of record with the Company is located outside of the United States, ten (10) days) after having been sent by certified mail, return receipt requested, postage prepaid, or (iv) one (1) day (or with respect to notice to any party whose address of record with the Company is located outside of the United States, four
(4) business days) after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature page hereof or

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at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

        6.8 SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

        6.9 ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

        6.10 ENTIRE AGREEMENT. This Agreement and the Exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

        6.11 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

        6.12 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        6.13 BOARD OF DIRECTORS.

               (a) From and after the date of this Agreement and until the provisions of this Section 6.13 cease to be effective, each Stockholder shall vote all Shares over which such Stockholder has voting control, and will take all other necessary or desirable actions within his or its control (whether in his or its capacity as a Stockholder, director, member of a board of directors' committee or officer of the Company or otherwise), and the Company will take all necessary and desirable actions within its control, in order to cause:

                      (i) the authorized number of directors on the Company's Board of Directors (the "Board") to be established at ten (10) directors and meetings of the Board shall be scheduled at least once each calendar quarter;

                      (ii) each of the Common and Series A Directors, the Series B Director, the Series C and D Directors and the Combined Class Director (all as defined in the Company's Amended and Restated Certificate of Incorporation (the "Restated Certificate")) to be elected to the Board as follows:

                             (A) The Series C and D Directors. So long as the
holders of Series C Preferred Stock and Series D Preferred Stock are entitled to elect the Series C and D

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Directors, Stockholders shall vote their shares of Series C Preferred Stock and
Series D Preferred Stock to elect as the Series C and Series D Directors three
(3) representatives designated as follows: one (1) member designated by Oak Investment Partners VIII, L.P. ("Oak"), one (1) member designated by KPCB Holdings, Inc. ("KPCB"), and one (1) member designated by Sequoia Capital ("Sequoia"). Ann H. Lamont shall be the initial Oak designee, Mark Stevens shall be the initial Sequoia designee and Brook H. Byers shall be the initial KPCB designee;

                             (B) The Series B Director. So long as the holders
of Series B Preferred Stock are entitled to elect the Series B Director, Stockholders shall vote their shares of Series B Preferred Stock to elect as the Series B Director one (1) representative designated by the holders of a majority in interest of the outstanding Series B Shares, who shall initially be Robert Gold;

                             (C) The Common and Series A Directors. Stockholders
shall vote their shares of Series A Preferred Stock and Common Stock to elect as the Common and Series A Directors four (4) representatives designated by the holders of a majority in interest of the Common Stock and Series A Preferred Stock, voting together on an as converted basis, who shall initially be Dennis Murphy, Jim Hersma, Richard D. Propper and John Stevens;

                             (D) The Combined Class Director. Two (2)
representatives designated by the holders of a majority in interest of the Preferred Stock andCommon Stock, voting together on an as-converted basis, who shall initially be Charles Smith and Douglas Allred.

                      (iii) any committees or subcommittees of the Board or any of the Company's subsidiary board of directors must be determined by the Board including the Series C and D Directors.

                      (iv) the removal from the board (with or without cause) of any representative at the written request of the Stockholder(s) entitled to designate such representative under clause (ii) above, but only upon such written request and under no other circumstances; and

                      (v) in the event that any representative designated hereunder forany reason ceases to serve as a member of the Board during his or her term of office, the resulting vacancy on the Board to be filled by a representative designated as provided in clause (ii) above by the Stockholder(s) entitled to designate such representative under clause (ii) above.

               (b) Robert Gold, Richard Propper and Charles Smith agree to resign effective immediately prior to the filing of the Registration Statement for a Qualified Public Offering. Their successors shall be nominated by the Board of Directors and each Stockholder agrees to vote Shares over which such Stockholder has voting control to elect such nominated successors. The parties hereby also agree that following the filing of the Registration Statement and until such time as the Registration Statement becomes effective, each of the foregoing resigning directors shall have the right to attend meetings of the Board of Directors in a non-voting, observer capacity. If the Registration Statement has not been declared effective by the SEC within four (4) months from the date of its filing with the SEC, then each of such resigning

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directors shall be re-elected to the Board of Directors; provided, however, that if the Company is diligently attempting to cause the Registration Statement to become effective, then such directors shall be re-elected upon the date six (6) months (instead of four (4) months) following the filing date (but only if the Registration Statement has still not been declared effective as of such date); provided further, that if the Registration Statement thereafter becomes effective, such directors shall resign upon the effectiveness of the Registration Statement.

               (c) No Stockholder shall vote to approve any amendment of the Restated Certificate that will have the effect of modifying or eliminating the ability of the holders of Series B Preferred Stock to appoint a Series B Director without the written consent of the holders of at least a majority interest of the outstanding Series B Preferred Stock.

               (d) The Company shall pay the reasonable out-of-pocket expenses incurred by each director in connection with attending the meetings of the Board and any committee thereof and in connection with any projects assigned to such director by the Board and any committee thereof.

               (e) The provisions of this Section 6.13 will terminate automatically and be of no further force and effect upon the earlier of the occurrence of a Qualified Public Offering or, with respect to each Investor, such time as such Investor ceases to own, legally or beneficially, any Shares.

        6.14   SALE OF THE COMPANY IN THE EVENT REDEMPTION NOT CONSUMMATED.

               (a) If any Shares subject to the redemption provided for in
Section IV.D.5 of the Restated Certificate remain outstanding after the third Redemption Date (as defined therein) following the completion of the procedures set forth in such Section 5, due solely to the Company's failure to redeem the Shares as required thereby, then the Investors requesting such redemption (acting by a majority of the Shares held by such Investors) may instead request, by delivering a written notice to the Company (a "Sale Notice"), that the Company effect a Sale of the Company (as defined below) yielding consideration to the Company or its Stockholders consisting of at least 90% cash or readily marketable securities, whereupon the primary mandate and duty of the Company's Board and Stockholders shall be to effect a Sale of the Company to an independent third party or other person or entity reasonably acceptable to such Investors (acting by a majority of the Shares held by the Investors) requesting redemption.

               (b) In exercising its obligation to effect a Sale of the Company, the Company and the Company's Board shall have full and plenary power and authority, subject to the limitations of Section 6.14(a), to enter into a transaction providing for a Sale of the Company (an "Exit Transaction") and to take any and all such further action in connection therewith as the Board may deem necessary or appropriate in order to consummate any such Exit Transaction. Subject only to the cash and marketable securities requirements of Section 6.14(a) and subject to its fiduciary obligations, the Company's Board, in exercising its obligations under this Section, shall have complete discretion over the terms and conditions of any Exit Transaction effected thereby, including, without limitation, price, nature of consideration, payment terms, conditions to closing, representations, warranties, affirmative covenants, negative covenants, indemnification, holdbacks and escrows.

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               (c) In conducting an Exit Transaction, the Company's Board shall be guided by corporate law principles and decisions governing the sale of a Delaware corporation or its assets with a goal of maximizing such corporation's value at a sale or liquidation for its Stockholders' benefit. Without limiting the foregoing, the Company's Board shall enjoy the benefit of the business judgment rule and other protections afforded directors under Delaware law with respect to all of their decisions and actions in connection with any Exit Transaction to the maximum extent permitted by law.

               (d) The Company and each Founder hereby agrees, (i) to consent to, vote for, or otherwise not dissent from the approval of such Sale of the Company approved by a majority of the Board of Directors pursuant to Section
6.14 and by the Investors requesting redemption (acting by a majority in interest (on an as-converted basis) of the Shares held by such Investors) in any Stockholders' action to be taken with respect to such transaction and (ii) to take any and all action and to do and perform any and all acts and things necessary (including executing stock powers, purchase agreements and/or other agreements and instruments) for the Company to effect such Sale of the Company.

               (e) As used in this Section 6.14, a "Sale of the Company" shall mean a sale of all or substantially all of the capital stock or assets of the Company or a merger of the Company with another entity on terms and conditions which are determined by the Board of Directors in good faith to be in the best interests of the Company's Stockholders and providing for the payment in cash, readily marketable securities or in such other form of consideration at closing as shall be acceptable to the Board of Directors, all as approved by the Company's Stockholders (if necessary) under applicable law.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

        The foregoing AMENDED AND RESTATED STOCKHOLDER AGREEMENT is hereby executed as of the date first above written.

                                                   COMPANY:

                                                   MEDIBUY.COM, INC.

                                          By:  /s/ NORMAN FARQUHOR
                                              ----------------------------------

                                          Name: Norman Farquhor
                                                --------------------------------

                                          Title: EVP & CFO
                                                 -------------------------------


                                          FOUNDERS:

                                          /s/ RICHARD D. PROPPER
                                          --------------------------------------
                                          Richard D. Propper

                                          /s/ MICHAEL E. CHERMAK
                                          --------------------------------------
                                          Michael D. Chermak

                                          /s/ JIM HERSMA
                                          --------------------------------------
                                          Jim Hersma

                                          /s/ DENNIS MURPHY
                                          --------------------------------------
                                          Dennis Murphy

                                          /s/ CHARLES SMITH
                                          --------------------------------------
                                          Charles Smith

                                          /s/ JOHN STEVENS
                                          --------------------------------------
                                          John Stevens

          EXECUTION PAGE TO AMENDED AND RESTATED STOCKHOLDER AGREEMENT

                                          INVESTORS:

                                          ACORN TECHNOLOGY FUND, L.P.

                                          By: Acorn Technology Partners, LLC
                                              General Partner

                                          By: /s/ JOHN B. TORKELSEN
                                              ----------------------------------

                                          Name: John B. Torkelsen
                                                --------------------------------

                                          Title: Manager
                                                 -------------------------------


                                          KPCB HOLDINGS, INC., AS NOMINEE

                                          By: /s/ BROOK BYERS
                                              ----------------------------------

                                          Name:
                                                --------------------------------

                                          Title:
                                                 -------------------------------


                                          OAK INVESTMENT PARTNERS VIII, L.P.

                                          By: /s/ ANN H. LAMONT
                                              ----------------------------------

                                          Name: Ann H. Lamont
                                                --------------------------------

                                          Title: Managing Member of Oak
                                                 Associates VII, LLC, the
                                                 General Partner of Oak
                                                 Investment Partners VIII
                                                 Limited Partnership
                                                 -------------------------------


                                          OAK VIII AFFILIATES FUND, L.P.

                                          By: /s/ ANN H. LAMONT
                                              ----------------------------------

                                          Name: Ann H. Lamont
                                                --------------------------------

                                          Title: Managing Member of Oak VIII
                                                 Affiliates, LLC, the General
                                                 Partner of Oak VIII Affiliates
                                                 Fund, Limited Partnership
                                                 -------------------------------

                                          RIDGEWOOD MEDIBUY, LLC

                                          By: /s/ ROBERT L. GOLD
                                              ----------------------------------

                                          Name: Robert L. Gold
                                                --------------------------------

                                          Title: President
                                                 -------------------------------

          EXECUTION PAGE TO AMENDED AND RESTATED STOCKHOLDER AGREEMENT

                                          SEQUOIACAPITAL VIII SEQUOIA
                                          INTERNATIONAL TECHNOLOGY PARTNERS VIII
                                          SEQUOIA INTERNATIONAL TECHNOLOGY
                                          PARTNERS VIII (Q)

                                          By: SC VIII MANAGEMENT, LLC a
                                              California limited liability
                                              company its General Partner

                                          By: /s/ MARK STEVENS
                                              ----------------------------------
                                              Managing Member

                                          CMS PARTNERS LLC
                                          SEQUOIA 1997

                                          By: /s/ MARK STEVENS
                                              ----------------------------------

                                          STANFORD UNIVERSITY

                                          By: /s/ CAROL GILMER
                                              ----------------------------------

                                          Carol Gilmer, Gift Administrator,
                                          Stanford Management Co.
                                          On Behalf of the Board of
                                          Trustees of the Leland
                                          Stanford Junior University

                                              /s/ JOHN STEVENS
                                          --------------------------------------
                                                       John Stevens

                                          EPARTNERS, a Delaware general
                                          partnership

                                          BY NEWS AMERICA INCORPORATED, its
                                          general partner

                                          By: /s/ LAWRENCE A. JACOBS
                                              ----------------------------------

                                          Name:  Lawrence A. Jacobs
                                                --------------------------------

                                          Title: Senior Vice President
                                                 -------------------------------


                                          DLJ PRIVATE EQUITY PARTNERS FUND, L.P.

                                          By: WSW Capital, Inc.
                                              ----------------------------------

                                          By: /s/ IVY DODES
                                              ----------------------------------

                                          Name: Ivy Dodes
                                                --------------------------------

                                          Title: Vice President
                                                 -------------------------------

          EXECUTION PAGE TO AMENDED AND RESTATED STOCKHOLDER AGREEMENT

                                       DLJ FUND INVESTMENT PARTNERS II, L.P.

                                       By: DLJ LBO Plans Management Corporation

                                       By: /s/ IVY DODES
                                           ----------------------------------

                                       Name: Ivy Dodes
                                             --------------------------------

                                       Title: Vice President
                                              -------------------------------


                                       DLJ CAPITAL CORPORATION

                                       By:  /s/ IVY DODES
                                           ----------------------------------

                                       Name: Ivy Dodes
                                             --------------------------------

                                       Title: Vice President
                                              -------------------------------


                                       DLJ ESC II L.P.

                                       By: DLJ LBO Plans Management Corporation

                                       BY: IVY DODES
                                           ----------------------------------

                                       Name: /s/ IVY DODES
                                             --------------------------------

                                       Title: Vice President
                                              -------------------------------


                                       DLJ PRIVATE EQUITY EMPLOYEES FUND, L.P.

                                       By: DLJ LBO Plans Management Corporation
                                           ----------------------------------

                                       By:  /s/ IVY DODES
                                           ----------------------------------

                                       Name: Ivy Dodes
                                             --------------------------------

                                       Title: Vice President
                                              -------------------------------


                                       GOLDMAN SACHS GROUP, INC.

                                       By: /s/ JOSEPH GLEBERMAN
                                           ----------------------------------

                                       Name: Joseph Gleberman, V.P.
                                             --------------------------------

                                       Title:
                                              -------------------------------


                                       TAILWIND CAPITAL PARTNERS, L.P.

                                       By: Thomas Weisel Capital Partners LLC
                                           General Partner

                                       By: /s/ DAVID BAYLOR
                                           ----------------------------------

                                       Name: David Baylor
                                             --------------------------------

                                       Title: General Counsel
                                              -------------------------------

          EXECUTION PAGE TO AMENDED AND RESTATED STOCKHOLDER AGREEMENT

                                          TWP MEDIBUY INVESTORS

                                          By: /s/ DAVID BAYLOR
                                              ----------------------------------

                                          Name: David Baylor
                                                --------------------------------

                                          Title: General Partner
                                                 -------------------------------


                                          ALLIANZ CAPITAL PARTNERS GMBH

                                          By: /s/ THOMAS POTTER/MARTIN ARNOLD
                                              ----------------------------------

                                          Name: Thomas Potter/Martin Arnold
                                                --------------------------------

                                          Title: CEO/Sen. Inv. Manager
                                                 -------------------------------

                                          /s/ JOCHEN NOELKE
                                          --------------------------------------
                                                    JOCHEN NOELKE

                                          MERITECH CAPITAL PARTNERS L.P.

                                          By: Meritech Capital Associates L.L.C.
                                              Its General Partner

                                          By: Meritech Management Associates
                                              L.L.C. a managing member

                                          By: /s/ PAUL S. MADERA
                                             -----------------------------------
                                              Paul S. Madera, a managing member

          EXECUTION PAGE TO AMENDED AND RESTATED STOCKHOLDER AGREEMENT

                                          MERITECH CAPITAL AFFILIATES L.P.

                                          By: Meritech Capital Associates L.L.C.
                                              Its General Partner

                                          By: Meritech Management Associates
                                              L.L.C. a managing member

                                          By: /s/ PAUL S. MADERA
                                              ----------------------------------
                                              Paul S. Madera, a managing member


Acknowledged and agreed with
respect to the provisions of Section
6.13(b).

--------------------------------------
Robert Gold

          EXECUTION PAGE TO AMENDED AND RESTATED STOCKHOLDER AGREEMENT

                                    EXHIBIT A

                                LIST OF INVESTORS

ACORN TECHNOLOGY FUND, L.P.
OAK INVESTMENT PARTNERS VIII, L.P.
OAK VIII AFFILIATES FUND, L.P.
RIDGEWOOD MEDIBUY, LLC
SEQUOIA CAPITAL VIII
SEQUOIA INTERNATIONAL TECHNOLOGY PARTNERS VIII
SEQUOIA INTERNATIONAL TECHNOLOGY PARTNERS VIII (Q)
CMS PARTNERS LLC
SEQUOIA 1997
KPCB HOLDINGS, INC., AS NOMINEE
JOHN STEVENS
STANFORD UNIVERSITY
EPARTNERS
GOLDMAN SACHS GROUP, INC.
DLJ FUND INVESTMENT PARTNERS II, L.P.
DLJ PRIVATE EQUITY EMPLOYEES FUND, L.P.
DLJ PRIVATE EQUITY PARTNERS FUND, L.P.
DLJ ESC II L.P.
DLJ CAPITAL CORPORATION
TAILWIND CAPITAL PARTNERS, L.P.
TWP MEDIBUY INVESTORS
GC&H INVESTMENTS
MERITECH CAPITAL PARTNERS L.P.
MERITECH CAPITAL AFFILIATES L.P.
ALLIANZ CAPITAL PARTNERS GMBH
JOCHEN NOELKE

                                    EXHIBIT B

                                LIST OF FOUNDERS


                                                                            SHARES OF
       NAME OF FOUNDER                                                     COMMON STOCK
       ---------------                                                     ------------
       Michael D. Chermak                                                    661,670
       Richard D. Propper                                                    726,660
       Jim Hersma                                                             78,125
       Dennis Murphy                                                          75,000*
       Charles Smith                                                         315,000
       John Stevens                                                          400,000
                                                                           ---------
       Total                                                               2,256,455
                                                                           =========


        ----------
        *Includes shares held by permitted transferees of Founder